Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER,
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Richard S. Swartz, Chief Executive Officer and President of MYR Group Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1)
The Annual Report on Form 10-K for the year ended December 31, 2019 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)
The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 4, 2020	/s/ RICHARD S. SWARTZ Chief Executive Officer and President

113